POPULAR                       PRELIMINARY SAMPLE                     [LOGO]
ABS, INC.(SM)                 POPULAR ABS 2005-C                      FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                         FIXED
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 77,738,239
                                                                     535 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Current Principal Balance ($)         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         40    1,455,240.31        1.87       8.985          310       72.41         599
50,000.01 - 100,000.00                  158   12,407,196.59       15.96       7.840          343       81.05         629
100,000.01 - 150,000.00                 170   21,158,731.14       27.22       7.390          349       84.23         638
150,000.01 - 200,000.00                  67   11,617,582.41       14.94       7.412          351       85.11         639
200,000.01 - 250,000.00                  44   10,068,763.01       12.95       7.095          359       82.93         642
250,000.01 - 300,000.00                  13    3,643,050.00        4.69       7.147          360       87.56         652
300,000.01 - 350,000.00                  18    5,767,944.92        7.42       6.947          350       84.11         646
350,000.01 - 400,000.00                   7    2,643,392.12        3.40       7.020          332       89.03         658
400,000.01 - 450,000.00                   8    3,400,308.46        4.37       6.801          352       82.26         678
450,000.01 - 500,000.00                   4    1,943,288.68        2.50       7.277          328       80.52         629
500,000.01 - 550,000.00                   3    1,553,552.74        2.00       6.209          359       60.81         682
550,000.01 - 600,000.00                   1      562,700.00        0.72       6.500          359       87.24         687
600,000.01 - 650,000.00                   1      639,488.71        0.82       7.130          359       80.00         607
800,000.01 >=                             1      877,000.00        1.13       7.250          360       41.76         631
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Min: $15,955.30
Max: $877,000.00
Average: $145,305.12
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Current Gross Rate                    Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             1      110,000.00        0.14       5.440          360       59.46         624
5.500 - 5.999                            20    4,100,374.83        5.27       5.755          342       70.62         693
6.000 - 6.499                            34    6,614,411.59        8.51       6.201          357       77.38         664
6.500 - 6.999                           107   19,059,660.44       24.52       6.749          349       80.13         647
7.000 - 7.499                            92   15,665,009.21       20.15       7.245          345       80.21         639
7.500 - 7.999                           111   15,834,751.55       20.37       7.740          355       88.53         639
8.000 - 8.499                            68    7,816,126.83       10.05       8.250          348       89.05         622
8.500 - 8.999                            61    6,116,467.73        7.87       8.701          349       88.37         613
9.000 - 9.499                            17    1,331,920.26        1.71       9.178          341       91.34         608
9.500 - 9.999                            20      925,090.83        1.19       9.660          330       70.29         587
10.000 - 10.499                           4      164,425.82        0.21      10.145          259       44.11         580
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Min: 5.440
Max: 10.220
Weighted Average: 7.338
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                         FIXED
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 77,738,239
                                                                     535 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
FICO                                  Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
<=499                                     1       87,000.00        0.11       8.370          360       62.14           0
500 - 524                                13      985,244.42        1.27       8.393          335       73.64         510
525 - 549                                26    2,795,117.89        3.60       8.173          354       78.87         538
550 - 574                                32    3,128,381.31        4.02       7.894          341       76.09         563
575 - 599                                63    7,985,105.08       10.27       7.495          353       77.70         590
600 - 624                                95   13,981,114.81       17.98       7.390          352       81.56         613
625 - 649                               101   15,729,041.35       20.23       7.409          347       83.47         635
650 - 674                                92   15,719,121.06       20.22       7.184          352       87.97         662
675 - 699                                56    8,150,581.51       10.48       7.076          336       85.05         688
700 >=                                   56    9,177,531.66       11.81       6.927          354       80.40         732
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Min: 500
Max: 802
NZ Weighted Average: 641
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Original CLTV                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                             26    3,111,810.34        4.00       7.438          339       38.40         634
50.00 - 54.99                             9    1,341,712.49        1.73       6.667          346       53.30         683
55.00 - 59.99                            11    1,016,201.74        1.31       7.310          359       57.68         583
60.00 - 64.99                            16    2,732,792.66        3.52       6.792          341       62.10         649
65.00 - 69.99                            17    2,237,292.23        2.88       6.899          355       67.29         604
70.00 - 74.99                            43    7,378,044.70        9.49       6.805          339       72.15         639
75.00 - 79.99                            48    6,510,712.56        8.38       7.142          353       77.09         628
80.00 - 80.00                            55    8,036,592.93       10.34       7.051          351       80.00         652
80.01 - 84.99                            29    4,108,794.15        5.29       7.025          350       83.03         640
85.00 - 89.99                            68    9,427,322.62       12.13       7.409          352       86.45         642
90.00 - 94.99                           111   15,612,788.45       20.08       7.631          347       90.80         630
95.00 - 99.99                            27    4,864,756.71        6.26       7.339          359       96.00         660
100.00 >=                                75   11,359,417.51       14.61       7.921          351      100.00         655
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Min: 20.00
Max: 100.00
Weighted Average: 82.63
% > 80: 58.37
% > 90: 26.44
% > 95: 17.39
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                         FIXED
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 77,738,239
                                                                     535 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Original Term (months)                Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
180                                      32    2,692,267.89        3.46       7.534          179       75.69         649
240                                      17    2,179,034.56        2.80       7.398          238       84.61         619
300                                       2      547,600.00        0.70       5.814          300       63.56         756
336                                       1      130,015.46        0.17       7.250          331       90.00         634
348                                       1      243,000.00        0.31       9.080          347      100.00         620
360                                     482   71,946,321.18       92.55       7.334          359       82.91         640
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Min: 180
Max: 360
Weighted Average: 350
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Stated Remaining Term (months)        Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
121 - 180                                32    2,692,267.89        3.46       7.534          179       75.69         649
181 - 240                                17    2,179,034.56        2.80       7.398          238       84.61         619
241 - 300                                 2      547,600.00        0.70       5.814          300       63.56         756
301 - 360                               484   72,319,336.64       93.03       7.340          359       82.98         640
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Min: 172
Max: 360
Weighted Average: 349
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
FRM                                    # of       Principal        Curr       Gross    Remaining     Average     Average
ARM                                   Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                              535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Product                               Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                             458   66,557,015.18       85.62       7.370          359       82.89         639
Balloon 40/30                            14    3,148,161.00        4.05       7.084          360       84.97         650
Fixed 15 yr                              32    2,692,267.89        3.46       7.534          179       75.69         649
Fixed 30 yr - 60mo IO                    10    2,241,145.00        2.88       6.624          359       80.56         658
Fixed 20 yr                              17    2,179,034.56        2.80       7.398          238       84.61         619
Fixed 25 yr                               2      547,600.00        0.70       5.814          300       63.56         756
Fixed 29 yr                               1      243,000.00        0.31       9.080          347      100.00         620
Fixed 28 yr                               1      130,015.46        0.17       7.250          331       90.00         634
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                         FIXED
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 77,738,239
                                                                     535 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
Prepayment Penalty Original            # of       Principal        Curr       Gross    Remaining     Average     Average
Term (months)                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0                                       196   25,522,777.54       32.83       7.526          349       82.20         635
24                                        6      813,221.39        1.05       7.458          342       75.80         661
30                                        1      229,000.00        0.29       6.400          359       97.65         632
36                                      332   51,173,240.16       65.83       7.246          349       82.89         643
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 67.17
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Lien                                  Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                              535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Documentation Type                    Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                453   64,151,428.33       82.52       7.323          349       83.01         638
Alt Doc                                  48    7,995,835.58       10.29       7.354          351       84.73         665
SI                                       33    5,526,284.86        7.11       7.497          346       75.15         642
Lite Doc                                  1       64,690.32        0.08       6.540          348       88.40         662
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Loan Purpose                          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                       383   54,685,871.38       70.35       7.336          347       81.63         637
Rate/Term Refinance                      91   12,991,964.02       16.71       7.334          355       85.62         637
Purchase                                 61   10,060,403.69       12.94       7.354          351       84.22         665
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Property Type                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                  485   70,584,689.23       90.80       7.356          349       83.07         639
Duplex                                   13    1,773,234.22        2.28       7.387          359       80.47         665
Condominium                               8    1,646,848.32        2.12       6.700          345       74.32         714
Quadruplex                                6    1,312,504.88        1.69       7.255          354       72.60         633
Row Home                                 13    1,052,239.64        1.35       7.362          337       85.93         630
Townhouse                                 7    1,023,090.00        1.32       7.103          360       83.23         622
Triplex                                   3      345,632.80        0.44       7.346          359       71.71         715
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                         FIXED
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 77,738,239
                                                                     535 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Occupancy Type                        Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                          478   70,332,792.96       90.47       7.309          350       82.84         636
Non-Owner Occupied                       46    5,039,508.56        6.48       7.887          339       80.72         674
Second Home                              11    2,365,937.57        3.04       7.032          359       80.51         707
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
State                                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
North Carolina                           67    9,096,828.84       11.70       7.437          350       87.41         645
Pennsylvania                             70    6,934,508.54        8.92       7.604          343       87.49         645
New Jersey                               30    6,374,149.25        8.20       7.388          351       73.06         645
California                               17    4,586,120.89        5.90       6.651          355       67.33         669
Florida                                  32    4,532,983.06        5.83       6.909          341       75.29         643
Georgia                                  30    4,382,635.10        5.64       7.494          349       86.25         631
Virginia                                 18    4,169,311.87        5.36       6.920          356       78.21         649
South Carolina                           29    3,986,259.31        5.13       7.967          347       91.36         630
Maryland                                 21    3,910,226.11        5.03       6.992          344       80.41         628
Illinois                                 22    2,965,317.50        3.81       7.529          348       87.57         638
Ohio                                     20    2,658,923.08        3.42       7.631          343       89.77         636
Michigan                                 15    2,191,911.69        2.82       8.037          357       88.02         607
Delaware                                 13    2,001,953.33        2.58       7.630          350       84.42         646
Missouri                                 19    1,945,185.07        2.50       7.358          359       84.99         632
Arizona                                  12    1,828,457.63        2.35       6.971          350       84.54         631
Nevada                                    8    1,586,840.85        2.04       6.790          315       71.56         651
New Mexico                                8    1,418,116.53        1.82       7.114          359       83.02         642
Colorado                                  7    1,406,524.89        1.81       6.755          359       84.22         669
Tennessee                                11    1,356,877.22        1.75       7.534          359       88.34         644
Connecticut                               7    1,298,298.31        1.67       7.169          359       83.64         626
Indiana                                  16    1,247,958.78        1.61       8.129          350       84.91         621
Minnesota                                 9    1,129,134.36        1.45       7.692          347       86.04         652
South Dakota                             10    1,001,493.90        1.29       7.771          359       80.84         605
Nebraska                                  8      911,539.62        1.17       7.838          341       97.77         643
Kansas                                    7      714,282.38        0.92       7.375          346       90.40         633
Maine                                     3      654,658.00        0.84       7.104          360       86.82         650
New York                                  1      639,488.71        0.82       7.130          359       80.00         607
Texas                                     5      595,424.65        0.77       6.535          336       80.40         651
Oregon                                    4      422,327.78        0.54       6.707          359       77.96         700
Washington                                3      412,667.57        0.53       6.843          331       69.13         615
Wisconsin                                 4      384,985.70        0.50       7.823          360       85.63         645
Montana                                   1      246,000.00        0.32       6.250          360       75.00         702
Utah                                      1      138,000.00        0.18       7.130          360       98.57         635
Idaho                                     1      100,000.00        0.13       5.880          360       80.00         671
Massachusetts                             1      100,000.00        0.13       6.880          360       30.30         594
Wyoming                                   1       96,938.15        0.12       8.250          358       95.10         683
New Hampshire                             1       92,625.00        0.12       6.900          360       68.11         570
Kentucky                                  1       87,685.42        0.11       7.750          355       82.24         612
Oklahoma                                  1       82,800.00        0.11       8.250          360       90.00         601
Iowa                                      1       48,800.00        0.06       9.750          360       80.00         502
------------------------------------------------------------------------------------------------------------------------
Total:                                  535   77,738,239.09      100.00       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 7450(1.12814%),10035(0.82262%),45305(0.72384%)
Number of States: 40

------------------------------------------------------------------------------------------------------------------------
Gross Margin
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                         FIXED
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 77,738,239
                                                                     535 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
Minimum Interest rate
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Maximum Interest Rate
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Initial Periodic Rate Cap
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6